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                                                                 Exhibit - 10.56


                     GZA GEOENVIRONMENTAL TECHNOLOGIES, INC.


                           1999 STOCK INCENTIVE PLAN(1)



SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

         The name of the plan is the GZA GeoEnvironmental Technologies, Inc. 1999 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable officers, directors, and employees of GZA GeoEnvironmental Technologies, Inc. (the "Company") and its Subsidiaries and other persons to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its shareholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Award" or "Awards", except where referring to a particular category of grant under the Plan or where the context otherwise does not permit, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards and Performance Share Awards.

         "Board" means the Board of Directors of the Company.

         "Cause" means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, and (ii) any act or omission justifying termination of the participant's employment for cause, as determined by the Committee.

         "Change of Control" shall have the meaning set forth in Section 14.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Conditioned Stock Award" means an Award granted pursuant to Section 6.

         "Committee" shall have the meaning set forth in Section 2.

         "Disability" means disability as set forth in Section 22(e)(3) of the Code.



--------------
(1) Adopted by the Board of Directors of the Company on May 17, 1999. Approved by the Stockholders on July 13, 1999. Amended by the Board [P. 5(b)] on July 13, 1999.






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         "Effective Date" means the date on which the Plan is adopted by the
Board.

         "Eligible Person" shall have the meaning set forth in Section 4.

         "Fair Market Value" on any given date means the closing price per share of the Stock on such date as reported by a nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, as reported by the NASDAQ National Market, or, if the Stock is not listed on NASDAQ, the fair market value of the Stock as determined by the Committee.

         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Non-Statutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

         "Outside Director" means any director who is not an officer or employee of the Company.

         "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         "Performance Share Award" means an Award granted pursuant to Section 8.

         "Stock" means the Common Stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

         "Subsidiary" means a subsidiary as defined in Section 424 of the Code.

         "Unrestricted Stock Award" means an Award granted pursuant to
Section 7.


SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS.

         (a) Committee. The Plan shall be administered by a committee of the Board (the "Committee") consisting of not less than two (2) Outside Directors, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an "Outside Director." Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.





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         (b)      Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

                  (i) to select the persons to whom Awards may from time to time be granted;

                  (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock or Unrestricted Stock Awards and Performance Shares, or any combination of the foregoing, granted to any one or more participants;

                  (iii) to determine the number of shares to be covered by any Award;

                  (iv) subject to the provisions of Section 5, to determine and to modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant's consent;

                  (v) to accelerate the exercisability or vesting of all or any portion of any Award;

                  (vi) subject to the provisions of Section 5(a)(ii), to extend the period in which any outstanding Stock Option may be exercised;

                  (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

                  (viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         (c) Ratification by Board of Awards to Officers. Notwithstanding the foregoing, no grant by the Committee of an Award to a participant who is then an officer of the Company (within the meaning of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) shall be effective unless and until such Award has been approved and ratified by the Board.





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         Subject to the foregoing, all decisions and interpretations of the
Committee shall be binding on all persons, including the Company and Plan participants.


SECTION 3.  SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION.

         (a) Shares Issuable. The maximum number of shares of Stock with respect to which Awards may be granted under the Plan shall be 425,000. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise) shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan so long as the participants to whom such Awards had been previously granted received no benefits of ownership of the underlying shares of Stock to which the Award related. Subject to such overall limitation, any type or types of Award may be granted with respect to shares, including Incentive Stock Options. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

         (b) Stock Dividends, Mergers, etc. In the event that after the Effective Date, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Section 3(a) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 14.

         (c) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Shares which may be delivered under such substitute awards may be in addition to the maximum number of shares provided for in Section 3(a).



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SECTION 4.  ELIGIBILITY.

         Awards may be granted to officers, directors, consultants and employees of the Company or its Subsidiaries ("Eligible Persons").


SECTION 5.  STOCK OPTIONS.

         The Committee may grant to Eligible Persons options to purchase stock.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         Stock Options granted under the Plan may be either Incentive Stock Options or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

         No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

         The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and the terms and conditions of Section 12 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

                  (a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

                  (b) Prohibition on Repricing of Options. No grant of a Stock Option under the Plan shall be made contingent upon the surrender or cancellation by the holder of such Stock Option of an outstanding option to purchase Common Stock that has an exercise price higher than that of the new Stock Option, nor shall any outstanding Stock Option be modified or amended to reduce the exercise price thereof (other than pursuant to Section 3(b) above).





March 27, 2000                                                      Page 5 of 14


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                  (c)      Option Term. The term of each Stock Option shall be
         fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

                  (d) Exercisability; Rights of a Shareholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a shareholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

                  (e) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

                           (i) In cash, or by check or other instrument acceptable to the Committee;

                           (ii) In the form of shares of Stock that are not then subject to restrictions and that have been outstanding for at least six months, if permitted by the Committee in its sole discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

                           (iii) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

                           (iv) By any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.



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         The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

                  (f) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (g) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which incentive stock options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

                  (h) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.


SECTION 6.  RESTRICTED STOCK AWARDS.

         (a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person. A Restricted Stock Award is an Award entitling the recipient to acquire, at no cost, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"). Shares of Restricted Stock may be granted in respect of past services or other valid consideration.

         (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 60 days (or such shorter date as the Committee may specify) following the award date by executing and delivering to the Company a written instrument that sets forth the terms and conditions of the Restricted Stock Award in such form as the Committee shall determine.

         (c) Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company forfeiture rights described in this
Section 6 and subject to such other conditions, if any, contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in
Section 6(e) below.


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         (d)      Restrictions. Shares of Restricted Stock may not be sold,
assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including, without limitation, death, disability or retirement), the participant or the participant's legal representative shall, unless otherwise determined by the Committee in its sole discretion, forfeit to the Company the shares of Restricted Stock with respect to which conditions have not lapsed or otherwise been satisfied. Except as otherwise specified in the written instrument evidencing the Restricted Award or otherwise determined in writing by the Committee, such forfeiture shall be effective on the thirtieth (30th) day following such termination of employment.

         (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and other conditions, if any, on which the non-transferability of the Restricted Stock and the Company's right of forfeiture shall lapse. Subsequent to such date or dates and/or the satisfaction of such other conditions, if any, the shares with respect to which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested".

         (f) Certificate from Recipient. The Committee may require that, as a condition to receipt of a Restricted Stock Award or the vesting of a Restricted Stock Award and delivery to the recipient of a certificate evidencing the vested shares, the recipient provide the Company with satisfactory evidence that the recipient has satisfied those conditions established by the Committee and/or this Plan with respect to the grant or vesting of such Award.

         (g) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.


SECTION 7.  UNRESTRICTED STOCK AWARDS.

         (a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock") at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

         (b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.


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SECTION 8.  PERFORMANCE SHARE AWARDS.

         Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares.


SECTION 9.  TERMINATION OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

         (a)      Stock Options:

                  (i) Termination by Death. If any participant's employment by the Company and its Subsidiaries terminates by reason of death, any Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one hundred eighty (180) days (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Stock Option, if earlier.

                  (ii)     Termination by Reason of Disability or Normal
         Retirement.

                  (A) Any Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one hundred eighty (180) (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                  (B) Any Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one hundred eighty (180) (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

                  (C) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.




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                  (D)      Except as otherwise provided by the Committee at the
         time of grant, the death of a participant during a period provided in this Section 9(a)(ii) for the exercise of an Incentive Stock Option shall extend such period for one hundred eighty (180) days from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

                  (iii) Termination for Cause. If any participant's employment by the Company and its Subsidiaries has been terminated for Cause, any Stock Option held by such participant shall immediately terminate and be of no further force and effect.

                  (iv) Other Termination. Unless otherwise determined by the Committee, if a participant's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for thirty (30) days (or such longer period as the Committee shall specify at any time) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.


SECTION 10.  TAX WITHHOLDING.

         (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

         (b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum statutory withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy such minimum statutory withholding amount.

         (c) Section 83(b) Election. As a condition to the grant and acceptance of any Restricted Stock Award hereunder, the Committee may require that a participant execute and file or deliver to the Company for filing with the Internal Revenue Service an election under Section 83(b) of the Code to have the fair value of the total number of shares subject to the Award






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

included in the gross income of the participant for Federal income tax purposes in the year in which the Award was granted.

SECTION 11.  TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another;

         (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.


SECTION 12.  AMENDMENTS AND TERMINATION.

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or, subject to Section 5(b) above, provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, provided that such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment, unless approved by the stockholders of the Company, shall be effective if it would cause the Plan to fail to satisfy the incentive stock option requirements of the Code


SECTION 13.  STATUS OF PLAN.

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.



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SECTION 14.  CHANGE OF CONTROL PROVISIONS.

         (a)      Upon the occurrence of a Change of Control as defined in this
Section 14:

                  (i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award or Performance Share Award shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

                  (ii) the Committee may accelerate the time for exercise of, and waive all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award or Performance Share Award, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or

                  (iii) each outstanding Stock Option, Restricted Stock Award and Performance Share Award may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) notice of such cancellation shall be given to each holder of such an Award and
         (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control; provided that

                  (iv) notwithstanding the foregoing, if the Board has determined that accounting for a specific transaction involving a Change in Control as a pooling of interests is desirable, and if the Company is advised in writing by its independent public accountants that acceleration of the vesting of any outstanding Award pursuant to the foregoing provisions or pursuant to the specific provisions of such Award, by reason of such Change in Control, would preclude accounting for such Change in Control as a pooling of interests, and if prior to such change in Control the Company shall notify the holder of each such Award in writing to such effect, then in such event the provision providing for acceleration of such Award shall be of no force or effect in connection with such Change in Control.

         (b) The Committee may include in the written instrument evidencing any Award such provisions for acceleration of the vesting of such Award in the event of a Change in Control as the Committee determines to be appropriate, subject to paragraph 4(a)(iv) above.


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         (c)      "Change of Control" shall mean the occurrence of any one of the following events:

                  (i) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes a "beneficial owner" (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, unless (A) such merger or consolidation would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company of such surviving entity outstanding immediately after such merger or consolidation or (B) a majority of the directors constituting the full Board of Directors of the surviving entity immediately following such merger or consolidation are persons who immediately prior to the merger or consolidation were directors of the Company; or

                  (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


SECTION 15.  GENERAL PROVISIONS.

         (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

         No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

         (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.



March 27, 2000                                                     Page 13 of 14

         (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.


SECTION 16.  EFFECTIVE DATE OF PLAN.

         The Plan shall become effective upon its adoption by the Board. The Board may, but shall not be required to, submit the Plan for approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders. Failure to obtain such stockholder approval shall not affect the validity of any Award granted under the Plan; provided, that it is understood that if such approval is not obtained within twelve (12) months of the Effective Date, Stock Options granted under the Plan will not qualify as Incentive Stock Options.


SECTION 17.  GOVERNING LAW.

         This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

                                    * * * * *



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